Exhibit 99.5

FSSL proxy overview video transcript Thank you for your continued support as a shareholder of FS Specialty Lending Fund, formerly FS Energy & Power Fund. We intend to list the Fund’s shares on the New York Stock Exchange by the end of this year. Prior to listing, we are seeking to convert the Fund from a business development company into a closed-end fund registered under the 1940 Act through a reorganization into a newly formed closed-end fund. To facilitate the listing, we are asking you to vote on three proposals at a special shareholder meeting. All three proposals must pass for the listing to occur. The listing is also subject to market conditions and final board approval, and the targeted timing may be subject to change based on a number of factors. Let’s take a closer look at each proposal. The first proposal is to amend the declaration of trust, or DOT, to eliminate Article XII. This article prohibits the Fund from engaging in a “Roll-Up Transaction”. These provisions were originally adopted to comply with certain ‘blue sky’ regulations applicable during the Fund’s public offering but will no longer apply once the Fund is listed as a closed-end fund. This proposal seeks to remove those provisions from the DOT to facilitate the Fund’s conversion to a closed-end fund through the reorganization. The second proposal is to amend the DOT to clarify the shareholder voting standard in connection with a merger or reorganization of the Fund that has been approved by the Board of Trustees. This proposal seeks to amend the DOT to clarify the board and shareholder approval requirements for converting the Fund to a closed-end fund through the reorganization. The current language may create ambiguity in interpreting the shareholder vote requirement. The proposed changes are intended to clarify this language and ensure alignment with the Fund’s planned conversion through the reorganization. The third and final proposal is to approve the Agreement and Plan of Reorganization. This proposal provides for the reorganization of the Fund through the merger of the Fund into a newly formed closed-end fund, or Successor Fund. As part of the reorganization, all outstanding common shares of the Fund will be exchanged for newly issued shares of the closed-end fund. There will be no change to the Fund’s investment objectives or strategy, except for certain requirements specific to BDCs under the 1940 Act, which won’t apply once the fund is converted to a closed-end fund, and a portion of the management and incentive fees will be waived upon a listing for as long as FSSL is a registered closed-end fund. In order to list the Fund as proposed, your vote is needed, regardless of how many shares you own. Please take a moment and cast your vote in one of these three ways: You can mail back your completed voting card, vote online at proxyvote.com by entering the control number on your voting card or call 1-844-202-3147. Thank you again for your support. Your participation is very important to the future of FS Specialty Lending Fund.

FSSL proxy overview video transcript CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of the Fund, including but not limited to, anticipated distribution rates and liquidity events. Words such as “intends,” “will,” “believes,” “expects,” “projects,” “future” and “may” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy due to geo-political risks, risks associated with possible disruption to the Fund’s operations or the economy generally due to hostilities, terrorism, natural disasters or pandemics, future changes in laws or regulations and conditions in the Fund’s operating area, unexpected costs, the ability of the Fund to complete the reorganization, complete the listing of the common shares on a national securities exchange, the price at which the common shares may trade on a national securities exchange, and failure to list the common shares on a national securities exchange, and such other factors that are disclosed in the Fund’s filings with the Securities and Exchange Commission (the “SEC”). The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Fund undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements. ADDITIONAL INFORMATION AND WHERE TO FIND IT In connection with the Reorganization and Declaration of Trust amendments discussed herein, the Successor Fund has filed with the SEC solicitation materials in the form of a joint proxy statement/prospectus included in an effective registration statement on Form N-14 (File No. 333-286859). The definitive joint proxy statement/prospectus has been mailed to shareholders of the Fund. This document is not a substitute for the definitive joint proxy statement/prospectus or registration statement or any other document that the Fund or the Successor Fund may file with the SEC. Investors are urged to read the proxy statement/prospectus and any other relevant documents filed or to be filed with the SEC carefully because they contain and will contain important information about the Reorganization, the Declaration of Trust amendment proposals, the Fund and the Successor Fund. Free copies of the joint proxy statement/prospectus and other documents are available, and any other documents filed by the Fund and the Successor Fund in connection with the Reorganization and the Declaration of Trust amendment proposals will be available, on the SEC’s web site at www.sec.gov or at www.fsproxy.com. IMPORTANT INFORMATION The Fund, its trustees and certain of its officers may be considered to be participants in the solicitation of proxies from shareholders in connection with the matters described herein. Information regarding the identity of potential participants, and their direct or indirect interests in the Fund, by security holdings or otherwise, are set forth in the definitive joint proxy statement/prospectus. and the proxy statement and any other materials filed with the SEC in connection with the Fund’s 2024 annual meeting of shareholders. Shareholders are able to obtain any such documents for no charge at the SEC’s website at www.sec.gov. Copies are available at no charge at the Fund’s website at www.fsproxy.com. Investors should consider a fund’s investment objective, risks, and charges and expenses before investing. The joint proxy statement/prospectus, contains this and other information about the Fund and the Successor Fund, including risk factors that should be carefully considered. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.